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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-41187

                        SUPPLEMENT TO THE PROSPECTUS OF
           MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
                              DATED JULY 31, 2000


     The second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:


   W. David Armstrong and Paul F. O'Brien have been the Fund's primary portfolio managers since February 2001. Mr. Armstrong is a Managing Director of the Investment Manager and Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager, and a member of the Interest Rate Research Team of MAS (since 1998), and prior thereto was a Senior Vice President of Lehman Brothers (1995-1998). Mr. O'Brien is a Principal of the Investment Manager and MAS and a member of the Interest Rate Research Team of MAS (since 1996) and prior thereto was an Economist at J.P. Morgan, London.



February 1, 2001